BUSINESS LEASE

for

Power Smoothie Cafe Franchising, Inc.

This agreement, entered into this day, 1st of Nov. 2006 between

SAWGRASS CENTRE, LLC

hereinafter called the LESSOR (Landlord), party of the first part, and

Power Smoothie Cafe Franchising, Inc.

of Broward County, Florida, hereinafter called the LESSEE (Tenant), party of the second part:

Witnesseth, that the said LESSOR does this day lease unto said LESSEE, and said LESSEE does hire and take as tenant under said LESSOR the space 4383 N. W. 124 Ave., Coral Springs, Florida 33065 consisting of approximately 4800 square feet situated in Broward County, Florida, to be used and occupied by the LESSEE as offices, workshop and storage warehouse or any lawful use, and for no other purposes or uses whatsoever, for the term of 60 months and 4 days beginning the 27th day of November 2006 and ending on the last day of November 2011 at and for the agreed total rental of approximately $333,104.59 payable as follows: $ 12,153.91 upon execution of this Lease, which payment represents the rental payment for the first month and the last month of the Lease and monthly payments starting at $5,240.00 plus any costs from the following stipulations and conditions including any applicable sales taxes for the remaining term of the Lease., as follows:

1,496 Sq Ft Turn-key Office with 3,304 Sq Ft Warehouse

Pass Thrus for Months 13-60 are estimates and will be based on Actual Yearly Expenses, Passed Thru each January, starting in January 2007

4800	PER SQUARE FOOT RENT			MONTHLY RENT						
	Base	Pass Thru	Total $/sf	Base	Pass Thru	SubTotal $	A/C Fee	Dumpster Fee*	Stax (6%)	Total $
Months 1-12	$9.36	$3.74	$13.10	$3,744.00	$1,496.00	$5,240.00	$50.00	$125.00	$324.90	$5,739.90
Months 13-24	$9.73	$3.74	$13.47	$3,893.76	$1,496.00	$5,389.76	$50.00	$125.00	$333.89	$5,898.65
Months 25-36	$10.12	$3.74	$13.86	$4,049.51	$1,496.00	$5,545.51	$50.00	$125.00	$343.23	$6,063.74
Months 37-48	$10.53	$3.74	$14.27	$4,211.49	$1,496.00	$5,707.49	$50.00	$125.00	$352.95	$6,235.44
Months 49-60	$10.95	$3.74	$14.69	$4,379.96	$1,496.00	$5,875.95	$50.00	$125.00	$363.06	$6,414.01

*Waste Management bill - shared

If LESSOR, for any reason, cannot deliver possession of the leased premises to LESSEE at the time herein specified, this Lease shall not be voided, nor shall LESSOR be liable to LESSEE for any damages resulting from such failure to deliver; but in that event, the LESSEE shall not be liable to rent until such time as the LESSOR can deliver possession. The term of this Lease shall be extended by reason of any such delay in the delivery of possession of the Leased premises.

All payments are to be made to the LESSOR on the 1st day of each and every month, with a 5 day grace period, in advance without notice or demand at the office of Sawgrass Centre, LLC, 4228 NW 120 Ave, Coral Springs, FL 33065, or at such place and too such other person, as the LESSOR may from time to time designate in writing.

Due upon execution of lease:	
	Collect
First month rent:	$5,739.90
Last Month's Rent	$6,414.01
Security Deposit	$5,240.00
Total Amount Due:	$17,393.91

The following express stipulations and conditions are made a part of this lease and are hereby assented to by the LESSEE:

LATE PAYMENTS: If the rent is not received by the fifth of the month, a penalty of five percent of the month's rent will be assessed by the LESSOR.

SECURITY DEPOSIT: The LESSEE shall deposit with the LESSOR the amount of $5,240.00. This deposit shall be held by the LESSOR as security for the performance by the LESSEE of all the terms, conditions, covenants, promises and agreements of this Lease. In the event of a default by the LESSEE under this Lease, the LESSOR shall not be required to return any part or portion of said security deposit. However, under no circumstances shall the LESSOR be deprived of any other remedy as the law may furnish or as agreed upon in this Lease. In the event that the damages exceed the amount of the security deposit, the LESSOR shall have the right to proceed against the LESSEE to recover the excess amount. In the event that there is no default of any kind by the LESSEE, upon expiration of the full term of this Lease, said security deposit shall be returned by the LESSOR to the LESSEE, less any expense, loss or damage suffered by the LESSOR as a result of any act or omission on the part of the LESSEE, his agents, employees or licensees. When the LESSEE is entitled to the return of the security deposit, the LESSOR shall have 15 days from the date of the expiration of this Lease in which to refund the security deposit. As security for the faithful performance by LESSEE of all the terms and conditions of this Lease, LESSEE has deposited with LESSOR a security deposit. The LESSOR may commingle the security deposit with its other funds and, in the event of a sale of the building or of the land on which it stands, or a lease of the land or building or both, the LESSOR shall be released from all liability to LESSEE for

the return of such security, and the LESSEE shall look only to the new LESSOR for the return of the said security. The security deposit shall not be mortgaged, assigned or encumbered by the LESSEE without the consent of the LESSOR. In the event of a permitted assignment of the Lease by LESSEE, the security deposit shall be held by LESSOR as a deposit made by the assignee and the LESSOR shall have no further liability with respect to the return of said security deposit to the Tenant. If any of the rent herein reserved or any other sum payable by Tenant to Landlord shall be overdue and unpaid or should Landlord make payments on behalf of Tenant, or if Tenant shall fail to perform any of the terms of this Lease, then Landlord may, at its opinion and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply said entire deposit or so much thereof as may be necessary to compensate Landlord toward the payment of rent, loss or damage sustained by Landlord due to such breach on the part of Tenant; and Tenant shall forthwith upon demand restore said security to the original sum deposited. The security deposit shall be returned to the Tenant, without interest, upon the expiration of the Lease term and any extended term thereof, providing that the Tenant has fully carried out all the terms, covenants and conditions of this lease. In case of Tenant bankruptcy or other credit/debtor proceedings against Tenant, all security deposit shall be deemed to be earned and payable to Landlord prior to the action being filed.

PASS THRU EXPENSES: The LESSEE shall pay their prorata share of 6.25% of the total for the building plus any applicable Sales Tax, for the following expenses: (a) common area maintenance and landscaping (b) common area electricity (c) water and sewer charges (d) insurance (e) management fee (f) property tax (g) reserves for replacement. **Pass Thru expenses will be calculated and passed thru each January.** Should the basic insurance rate on the building be increased due to the nature of the LESSEE'S business, the LESSEE shall be responsible for any increase over and above the base rate for the entire building; provided the LESSEE shall not be responsible for any prorata increases due to the nature of other tenants' businesses. For any of the above expenses controllable by the LESSOR the annual increase shall not exceed 5%.

COST OF LIVING INCREASE: On Month 13th and each year thereafter for this Lease and any renewals or extensions of this Lease there shall be a 4 % increase on the base rent, calculated as follows:

1,496 Sq Ft Turn-key Office with 3,304 Sq Ft Warehouse

Pass Thrus for Months 13-60 are estimates and will be based on Actual Yearly Expenses, Passed Thru each January, starting in January 2007

4800	PER SQUARE FOOT RENT			MONTHLY RENT						
	Base	Pass Thru	Total $/sf	Base	Pass Thru	SubTotal $	A/C Fee	Dumpster Fee*	Stax (6%)	Total $
Months 1-12	$9.36	$3.74	$13.10	$3,744.00	$1,496.00	$5,240.00	$50.00	$125.00	$324.90	$5,739.90
Months 13-24	$9.73	$3.74	$13.47	$3,893.76	$1,496.00	$5,389.76	$50.00	$125.00	$333.89	$5,898.65
Months 25-36	$10.12	$3.74	$13.86	$4,049.51	$1,496.00	$5,545.51	$50.00	$125.00	$343.23	$6,063.74
Months 37-48	$10.53	$3.74	$14.27	$4,211.49	$1,496.00	$5,707.49	$50.00	$125.00	$352.95	$6,235.44
Months 49-60	$10.95	$3.74	$14.69	$4,379.95	$1,496.00	$5,875.95	$50.00	$125.00	$363.06	$6,414.01

*Waste Management bill - shared

OPTION TO RENEW: The LESSOR herein grants to the LESSEE herein the right of two (2) renewals of this Lease for a period of five (5) years each, first renewal commencing on the first day of December 2009 for a minimum monthly rental of $10.52 per square foot Base Rent & applicable Pass Thrus per month plus Florida Sales Tax and other applicable taxes under the same terms and conditions as set forth in this Lease. The second renewal will be at minimum market rent. The LESSEE, in order to exercise this option, shall notify the LESSOR of their intent to do so in writing, mailed certified mail, on or before 60 days before the end of this Lease. Failure to so notify the LESSOR shall be a declaration on the part of the LESSEE of their intent not to exercise said option and shall cause said option to terminate. In order to have the right to exercise said option, all terms and conditions to be performed by the LESSEE must have been met.

CERTAIN RIGHTS RESERVED TO THE LANDLORD: The Landlord reserves the following rights:

(a) To name the Building and to change the name or street address of the Building.

(b) To install and maintain a sign or signs on the exterior of interior of the Building.

(c) To designate, limit, restrict or prohibit all sources furnishing sign painting and lettering, in the Building.

(d) During the last ninety (90) days of the term, if during or prior to that time the Tenant vacates the Premises, to decorate, remodel, repair, alter, or otherwise prepare the Premises for reoccupancy, without affecting Tenant's obligation to pay rental for Premises.

(f) On reasonable prior notice to the Tenant, to exhibit the Premises to prospective tenants during the last twelve (12) months of the term, and to any prospective purchaser, mortgagee, or assignee of any mortgage on the Property and to others having a legitimate interest at any time during the term.

(g) At any time in the event of an emergency, and otherwise at reasonable times, to take any and all measures, including inspections, repairs, alterations, additions and improvements to the Premises or to the Building, as may be necessary or desirable for the safety, protection or preservation of the Premises or the Building or the Landlord's interests, or as may be necessary or desirable in the operation or improvement of the Building in order to comply with all laws, orders and requirements of governmental or other authority.

LOCKS: Any changes in the locks for the leased space must be made through the Landlord with all costs to be paid by the LESSEE. If the locks are found to have been changed without the Landlords permission they will be restored at the LESSEE'S expense.

USE OF PREMISES: The Tenant agrees to comply with the following rules and regulations and with such reasonable modifications thereof and additions thereto as the Landlord may hereafter from time to time make for the Building. The Landlord shall not be responsible for the nonobservance by any other tenant or any of said rules and regulations.

(a) The Tenant shall not exhibit, sell or offer for sale on the Premises or in the Building any article or thing except those articles and things essentially connected with the stated use of the Premises by the Tenant without the advance consent of the Landlord.

(b) The Tenant will not make or permit to be made any use of the Premises or any part thereof which would violate any of the covenants, agreements, terms, provisions and conditions of this lease or which directly or indirectly is forbidden by public law, ordinance or governmental regulation or which may be dangerous to life, limb or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operation, or which will suffer or permit the Premises or any part thereof to be used in any manner or anything to be brought into or kept therein which, in the judgment of Landlord, shall in any way impair or tend to impair the character, reputation or appearance of the Property as a high quality office building, or which will impair or interfere with any of the services performed by Landlord for the Property.

(c) The Tenant shall not display, inscribe, print, paint, maintain or affix on any place in or about the Building any sign, notice, legend, direction, figure or advertisement, except on the doors of the Premises and on the Directory Board, and then only such name(s) and matter, and in such color, size, place and materials, as shall first have been approved by the Landlord. The listing of any name other than that of the Tenant, whether on the doors of the Premises, on the Building directory, or otherwise, shall not operate to vest any right or interest in this lease or in the Premises or be deemed to be the written consent of Landlord mentioned in Section 9, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant.

(d) The Tenant shall not advertise the business, profession or activities of the Tenant conducted in the Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business address of the Tenant.

(e) No additional locks or similar devices shall be attached to any door or window without Landlord's prior written consent All keys must be returned to the Landlord at the expiration or termination of the lease.

(f) The Tenant shall not make any alterations, improvements or additions to the Premises including, but not limited to, wall coverings and special lighting installations, without the Landlord's advance written consent in each and every instance. In the event Tenant desires to make any alterations, improvements or additions, Tenant shall first submit to Landlord Plans and Specifications therefore and obtain Landlord's written approval thereof prior to commencing any such work. All alterations, improvements or additions, whether temporary or permanent in character, made by Landlord or Tenant in or upon the Premises shall become Landlord's property and shall remain upon the Premises at the termination of this lease without compensation to Tenant (except only Tenant's movable office furniture, trade fixtures, office and professional equipment). Any damage caused by or resulting from the removal of Tenant's office furniture, trade fixtures, and office and professional equipment may be repaired by the Landlord at Tenant's cost and expense.

(g)) All persons entering or leaving the Building after hours on Monday through Friday, or at any time on Saturdays, Sundays, or holidays, may be required to do so under such regulations as the Landlord may impose. The Landlord may exclude or expel any peddler.

(h) The Tenant shall not overload any floor. The Landlord may direct the time and manner of delivery, routing and removal, and the location, of safes or other heavy articles.

(i) Unless the Landlord gives advance written consent, the Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air-conditioning apparatus in or about the Premises, or carry on any mechanical business therein, or use the Premises of r housing accommodations or lodging or sleeping purposes, or do any cooking therein, or use any illumination other than electric light, or use or permit to be brought into the Building any inflammable fluids such as gasoline, kerosene, naphtha, and benzene, or any explosives, radioactive materials, or other articles deemed extra hazardous to life, limb or property. The tenant shall not use the Premises for any illegal or immoral purpose. The tenant is allowed to install 3 horsepower 15'x20'x8 walk-in freezer.

(j) The Tenant shall cooperate fully with the Landlord to assure the effective operation of the Building's air conditioning system, including the closing of venetian blinds and drapes, and if windows are operable to keep them closed when the air-conditioning system is in use.

(k) The Tenant shall not contract for any work or service which might involve the employment of labor incompatible with the Building employees or employees of contractors doing work or performing services by or on behalf of the Landlord.

(l) The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by the Tenant or used for any purpose other than for Ingress to and egress from its Premises. The halls, passages, exits, entrances, elevators, stairways and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of the Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. Neither Tenant nor any employees or invitees of Tenant shall go upon the roof or mechanical floors of the Building.

(m) Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Property.

(n) Tenant shall see that all doors, and windows, if operable, of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity shall likewise be carefully shut off so as to prevent waste or damage.

In addition to all other liabilities for breach of any covenant of this Section, the Tenant shall pay to the Landlord an amount equal to any increase in Insurance premiums payable by the Landlord or any other tenant in the Building, caused by such breach.

UTILITIES: The LESSEE agrees to pay promptly when due all charges for utilities. The cost for normal use of water is included in the rent charge.

DUMPSTER: The LESSEE will be billed for their prorata share of the cost of maintaining and dumping the common trash **DUMPSTER (monthly fee of approximately $125.00 + Florida Sales Tax)**. If the LESSEE'S use of the DUMPSTER is excessive in the opinion of the LESSOR the added cost will be billed to the LESSEE.

LIABILITY INSURANCE: Tenant shall, at its expense, maintain during the term, comprehensive public liability insurance, contractual liability insurance and property damage insurance under policies issued by insurers of recognized responsibility, with limits of not less than $1,000,000 for personal injury, bodily injury, death, or for damage or injury to or destruction of property (including the loss of use thereof) for any one occurrence. Tenant's policies shall name Landlord, its agents, servants, and employees as additional insured. Tenant shall furnish at Landlord's request, a certificate evidencing such coverage.

HOLDING OVER: Unless otherwise agreed to in writing by Landlord and Tenant, if the Tenant retains possession of the Premises or any part thereof after the termination of the term, the Tenant shall pay the Landlord Rent at double the monthly rate in effect immediately prior to the termination of the term for the time the Tenant thus remains in possession and, in addition thereto, Tenant shall pay the Landlord for all damages, consequential as well as direct, sustained by reason of the Tenant's retention of possession. The provisions of this Section do not exclude the Landlord's rights of re-entry or any other right hereunder. No such holding over shall be deemed to constitute a renewal or extension of the term hereof.

ASSIGNMENT AND SUBLETTING: The Tenant shall not, without the Landlord's prior written consent, (a) assign, convey, mortgage, pledge, encumber or otherwise transfer (whether voluntarily or otherwise) this lease or any interest under it; (b) allow any transfer thereof by operation of law; (c) sublet the Premises or any part thereof, or (d) permit the use of occupancy of the Premises or any part thereof by anyone other than the Tenant.

If the assignment, transfer, or subletting is approved and rents under the sublease are greater than the rents provided for herein, then landlord shall have the further option either (a) to convert the sublease into a prime lease and receive all of the rents, in which case Tenant will be relieved of further liability hereunder and under the proposed sublease, or (b) to require Tenant to remain liable under this Lease, In which event Tenant shall be entitled to retain such excess rents.

LIENS: LESSEE covenants and agrees that it has no power to incur any indebtedness giving a right to a lien of any kind or character upon the right, title and interest of the LESSOR in and to the land covered by this lease, and that no person shall ever be entitled to any lien directly or indirectly derived through or under it or its agents or servants, or because of any act or omission of said LESSEE, which lien shall be superior to the lien of this Lease reserved to the LESSOR upon the leased premises. All persons contracting with said LESSEE, or furnishing materials or labor to said LESSEE or its agents or servants, as well as all persons whosoever, shall be bound by this provision of this Lease. Should any such lien be filed, LESSEE shall discharge the same by paying the same or by filing a bond or otherwise as permitted by law.

INDEMNIFICATION AGAINST COSTS AND CHARGES: In the event the LESSOR is compelled to incur any expense in collecting any sum of money due under this Lease for rent or otherwise, or in the event suit shall be brought by the LESSOR for the purpose of evicting the LESSEE from the leased premises, or if suit be brought by the LESSOR for the purpose of compelling the payment of any other sum which should be paid by the LESSEE under the terms hereof, or for the purpose of enforcing performance by the LESSEE of any of the several agreements, conditions and covenants contained herein, the LESSEE covenants and agrees to pay to LESSOR all expenses and costs of litigation, including all costs of appeal to a higher court, provided such suit terminates in favor of the LESSOR. Any such sums due under the terms and provisions of this paragraph shall constitute a lien against the interest of the LESSEE in the premises and its property thereon, to the same extent and on the same conditions as rent would constitute a lien upon said premises and property. If such suit terminates in favor of the LESSEE, LESSOR covenants and agrees to pay to LESSEE all expenses and costs of litigation's, including a reasonable attorney's fee for the LESSEE'S attorney.

INTEREST: Any unpaid amounts due under this Lease shall earn interest at the rate of 1.5% per month.

INDEMNIFICATION AND WAIVER OF CERTAIN CLAIMS: (a) The Tenant, to the extent permitted by law, waives all claims it may have against the Landlord, and against the Landlord's agents and employees for damage to person or property sustained by the Tenant or by any occupant of the Premises, or by any other person, resulting from any part of the Property or any equipment or appurtenances becoming out of repair, or resulting from any accident in or about the Property or resulting directly or indirectly from any act or neglect of any tenant or occupant of any part of the Property or of any other person, unless such damage is a result of the negligence of Land lord, or Landlord's agents or employees, subject, however, to the provisions of paragraph (b) below. If any damage results from any act or neglect of the Tenant, the Landlord may, at the Landlord's option, repair such damage and the Tenant shall thereupon pay to the Landlord the total cost of such repair. All personal property belonging to the Tenant or any occupant of the Premises that is in or on any part of the Property shall be there at the risk of the Tenant or of such other person only, and the Landlord, its agents and employees shall not be liable for any damage thereto or for the theft or misappropriation thereof. The Tenant agrees to hold the Landlord harmless and indemnified against claims and liability for injuries to all persons and for damage to or loss of property occurring in or about the Property, due to any negligent act or failure to act by the Tenant, its contractors, agents or employees, or default by Tenant under this lease.

(b) Landlord shall not be liable for any damage or loss to fixtures, equipment, merchandise or other personal property of Tenant located anywhere in or on the leased Premises caused by theft, fire, water, explosion, sewer backup, or on any other hazards, regardless of the cause thereof, and the Tenant does hereby expressly release Landlord of and from any and all liability for such damages or loss. Landlord shall not be liable for any damage or loss resulting from business interruption at the leased Premises and Tenant does hereby expressly release Landlord of and from any and all liability for such damages or loss. Tenant shall not be liable for damages to the leased Premises or any part thereof caused by fire or other insurable hazards, regardless of the cause thereof, and Landlord does hereby expressly release Tenant of and from any and all liability for such damages or loss. To the extent that any of the risks or perils described in this paragraph (b) are in fact covered by insurance, each party shall cause its insurance carriers to waive all rights of subrogation against the other party.

POLLUTION: It is understood and agreed that it shall be the responsibility of the LESSEE to comply with all pollution control laws and regulations.

DEFAULT AND TERMINATION: If the LESSEE shall fail to keep and perform any of the covenants, conditions and agreements herein provided other than nonpayment of rent to be performed by said LESSEE, and such default shall continue for a period of 30 days, the LESSOR shall serve upon said LESSEE notice in writing of such default; and if such default shall then continue without being wholly remedied for a period of 10 days after the service of such notice, the LESSOR may at its option without further notice, declare this Lease ended and null and void. Thereupon the LESSOR is authorized to re-enter and repossess the leased premises and the building and improvements thereon, either with or without legal process, and the LESSEE does in such event hereby waive any demand for possession of the leased premises, and agrees to surrender and deliver up said above described premises and property peaceably to said LESSOR. In the event of such forfeiture, the LESSEE shall have no claim whatsoever against the LESSOR by reason of improvements made upon the premises, rents paid, or from any other cause whatsoever. The provisions of this paragraph shall not be construed so as to divest the LESSOR, in the event of such default, of any legal right and remedy which they may have by statutory or common law, enforceable at law or in equity, it being intended that the provisions of this paragraph shall afford to the LESSOR a cumulative remedy in addition too such other remedy or remedies as the law affords lessors when the terms of a lease have been broken by the LESSEE. The LESSEE recognizes the validity and applicability of the summary remedies provided by the statutes of the State of Florida for the protection of landlords and enforcement of landlords' rights.

LANDLORD'S REMEDIES: All rights and remedies of the Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies in this lease provided, the Landlord shall be entitled to the restraint by injunction of the violation or attempted violation of any of the covenants, agreements or conditions of this lease.

(a) If the Tenant shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy or admit in writing its inability to pay its debts as they come due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law, of (v) file an answer admitting the material allegations of a petition filed against the Tenant in any bankruptcy, reorganization or insolvency proceeding, or if an order, judgment or decree shall be entered by any court of competent jurisdiction adjudicating the Tenant a bankrupt or insolvent or approving a petition seeking reorganization of the Tenant or appointing a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, then, in any of such events, the Landlord may give to the Tenant a notice of intention to end the term of this lease specifying a day not earlier than ten (10) days thereafter, and upon the giving of such notice the term of this lease and all right, title and interest of the Tenant hereunder shall expire as fully and completely on the day so specified as if that day were the date herein specifically fixed for the expiration of the term.

(b) If the Tenant defaults in the payment of Rent and such default continues for ten (10) days after notice, or defaults in the prompt and full performance of any other provision of this lease and such default continues for thirty (30) days after notice, or if the leasehold interest of the Tenant be levied upon under execution or be attached by process of law then and in any such event the Landlord may, at its election, either terminate the lease and the Tenant's right to possession of the Premises or, without terminating this lease, endeavor to relet the Premises. Nothing herein shall be considered so as to relieve the Tenant of any obligation, including the payment of Rent, as provided in this lease.

(c) Upon any termination of this lease, the Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to the Landlord, and Tenant hereby grants to the Landlord full and free license to enter into and upon the Premises in such event with or without process of law and to repossess the Landlord of the Premises as of the Landlord's former estate and to expel or remove the Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing the Landlord's right to Rent or any other right given to the Landlord hereunder or by operation of law.

(d) If the Landlord elects, without terminating the lease, to endeavor to relet the Premises, the Landlord may, at the Landlord's option, enter into the Premises, remove the Tenant's signs and other evidence of tenancy, and take and hold possession thereof as in Paragraph (c) of this Section provided, without such entry and possession terminating the lease or releasing the Tenant, in whole or in part, from the Tenant's obligation to pay the Rent hereunder for the full term as hereinafter provided. Upon and after entry into possession without termination of the lease, the Landlord may relet the Premises or any part thereof for the account of the Tenant to any person, firm or corporation other than the Tenant for such rent, for such time and upon such terms s the Landlord shall determine to be reasonable. In any such case, the Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent deemed by the Landlord necessary or desirable, and the Tenant shall, upon demand, pay the cost thereof, together with the Landlord's expenses of the reletting. If the consideration collected by the Landlord upon any such reletting for the Tenant's account is not sufficient to pay monthly the full amount of the Rent reserved in this lease, together with the cost of repairs, alterations, additions, redecorating and the Landlord's expenses, the Tenant shall pay to the Landlord the amount of each monthly deficiency upon demand, and if the consideration so collected from any such reletting is more than sufficient to pay the full amount of the Rent reserved herein, together with the costs and expenses of the Landlord, the Landlord, at the end of the stated term of this lease, shall account to the Tenant.

(e) If the Landlord elects to terminate this lease in any of the contingencies specified in this Section, it being understood that the Landlord may elect to terminate the lease after and notwithstanding its election to terminate the Tenant's right to possession as in Paragraph (b) of this Section provided, the Landlord shall forthwith upon such termination be entitled to recover as damages and not as a penalty, an amount equal to the then present value of the Rent and additional rent provided in this lease for the residue of the stated term hereof, less than the present rental value of the Premises for the residue of the stated term.

(f) Any and all property which may be removed from the Premises by the Landlord pursuant to the authority of the lease or of law, to which the Tenant is or may be entitled, may be handled, removed or stored by the Landlord at the risk, cost and expense of the Tenant and the Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. The Tenant shall pay to the Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Landlord's possession or under the Landlord's control. Any such property of the Tenant not removed from the Premises or retaken from storage by the Tenant within thirty (30) days after the end of the term or of the Tenant's right to possession of the Premises, however terminated, shall be conclusively deemed to have been forever abandoned by the Tenant and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit.

(g) The Tenant agrees that if it shall at any time fail to make any payment or perform any other act on its part to be made or performed under this lease, the Landlord may, but shall not be obligated to, and after reasonable notice or demand and without waiving or releasing the Tenant from, any obligation under this lease, make such payment or perform such other act to the extent the Landlord may deem desirable, and in connection therewith to pay expenses and employ counsel. The Tenant agrees to pay a reasonable attorney's fee if legal action is required to enforce performance by Tenant of any condition, obligation or requirement hereunder. All sums so paid by the Landlord and all expenses in connection therewith, together with Interest thereon at the rate of 10% per annum from the date of payment, shall be deemed additional rent hereunder and payable at the time of any installment of Rent thereafter becoming due and the Landlord shall have the same rights and remedies for the non-payment thereof, or of any other additional rent, as in the case of default in the payment of Rent.

COMMENCEMENT OF POSSESSION: If the Landlord shall be unable to give possession of the Premises on the date of the comment of the term hereof because the Premises shall not be ready for occupancy, the Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances, unless the delay is the fault of the Tenant, the Rent shall not commence until the Premises are ready for occupancy by the Tenant, and in such event, the beginning and termination dates of the term hereof shall be adjusted accordingly, which adjustment will be evidenced by an agreement signed by Landlord and Tenant setting forth the adjusted beginning and termination dates. If, at Tenant's request the Landlord shall make the Premises available to Tenant prior to the date of commencement of the term for the purpose of decorating, furnishing, and equipping the Premises, the use of the Premises for such work shall not create a Landlord-Tenant relationship between the parties, nor constitute occupancy of the Premises within the meaning

of the next sentence, but the provisions of Section 6 of this lease shall apply. If, with the consent of Landlord, the Tenant shall enter into occupancy of the Premises to do business therein prior to the date of commencement of the term, all provisions of this lease, including but not limited to the date for expiration of the term thereof, shall apply and the rent shall accrue and be payable at the first rate specified in Paragraph (a) of Section 1 from the date of occupancy.

SUBSTITUTE PREMISES: If the Premises contain an area of 10,000 square feet or less, Landlord shall have the right at any time during the term hereof, upon giving Tenant no less than sixty (60) days prior written notice, to provide and furnish Tenant with space elsewhere in the Building of approximately the same size as the Premises and remove and place Tenant in such space with Landlord to pay all responsible costs and expenses incurred as a result of such removal of Tenant. Should Tenant refuse to permit Landlord to move Tenant to such new space at the end of said sixty (60) day period, Landlord shall have the right to cancel and terminate this lease effective ninety (90) days from the date of original notification by Landlord. If Landlord moves Tenant to such new space, this lease and each and all of its terms, covenants and conditions shall remain in full force and effect and be deemed applicable to such new space, and such new space shall thereafter be deemed to be the Premises as though Landlord and Tenant had entered into an express written amendment of this lease with respect thereto.

BROKERAGE: Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this Section shall survive the termination of this lease.

SPECIAL STIPULATIONS: (a) No receipt of money by the Landlord from the Tenant after the termination of this lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises shall reinstate, continue or extend the term of this lease or affect any such notice, demand or suit or imply consent for any action for which Landlord's consent is required.

(b) No waiver of any default of the Tenant hereunder shall be implied from any omission by the Landlord to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated.

(c) The term "Landlord" as used in this lease, so far as covenants or agreements on the part of the Landlord are concerned, shall be limited to mean and include only the owner or owners of the Landlord's interest in this lease at the time in question, and in the event of any transfer or transfers of such interest the Landlord herein named (and in case of any subsequent transfer, the then transferor) shall be automatically freed and relieved from and after the date of such transfer of all personal liability as respects the performance of any covenants or agreements on the part of the Landlord contained in this lease thereafter to be performed.

(d) It is understood that the Landlord may occupy portions of the Building in the conduct of the Landlord's business. In such event, all references herein to other tenants of the Building shall be deemed to include the Landlord as an occupant.

(e) The term "City" as used in this lease shall be understood to mean the City and/or County in which the Property is located.

(f) All of the covenants of the Tenant hereunder shall be deemed and construed to be "conditions" as well as "covenants" as though the words specifically expressing or importing covenants and conditions were used in each separate instance.

(g) This lease shall not be recorded by either party without the consent of the other.

(h) Neither party has made any representations or promises, except as contained herein, or in some further writing signed by the party making such representation or promise.

(i) In event of variation or discrepancy, the Landlord's original copy of the lease shall control.

(j) Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of the Landlord and the Tenant and their respective heirs, legal representatives, successors, and assigns.

(k) If because of any act or omission of Tenant, its employee, agents, contractors, or subcontractors, and mechanic's lien or other lien, charge or order for the payment of money shall be filed against Landlord, or against all or any portion of the Premises, or the Building of which the Premises are a part, Tenant shall, as its own cost and expense, cause the same to be discharged or record, within thirty (30) days after the filing thereof, and Tenant shall indemnify and save harmless Landlord against and from all costs, liabilities, suits, penalties, claims and demands, including reasonable attorney's fees resulting therefrom.

(l) It is understood and agreed that this lease shall not be binding until and unless all parties have signed it.

ATTORNEY'S FEES: If any person not a party to this Lease shall institute an action against Tenant in which Landlord shall be made a party, Tenant shall indemnify and save Landlord harmless from all

liability by reason thereof, including reasonable attorney's fees, and all costs incurred by Landlord in such action. If any action shall be brought by Landlord to recover any rental under this Lease, or for or on account of any breach of or to enforce or interpret any of the terms, covenants or conditions of this Lease, or for the recovery of possession of the premises, Landlord shall be entitled to recover from the Tenant, as a part of Landlord's costs, a reasonable attorney fee, the amount of which shall be fixed by the court and shall be made a part of any judgment in favor of the Landlord.

INSPECTION OF PREMISES: The LESSEE shall permit the LESSOR or its agents to enter the said demised premises at all reasonable hours, for the purpose of inspecting the leased property, or of making repairs that the LESSEE may neglect or refuse to make in accordance with the agreements, conditions, covenants and terms hereof, and also for the purpose of showing the premises to persons wishing to purchase the same.

PERFORMANCE OF COVENANTS AND CONDITIONS: Failure of the LESSOR to insist upon the strict performance of any of the covenants, conditions and agreements of this lease in any one or more instance shall not be construed as a waiver or relinquishment in the future of any such covenants, conditions and agreements. LESSEE covenants that no surrender or abandonment of the demised premises or of the remainder of the term herein shall be valid unless accepted by the LESSOR in writing. The LESSOR shall be under no duty to re-let the said premises in the event of an abandonment or surrender or attempted surrender of the leased premises by the LESSEE. Upon the LESSEE'S abandonment or surrender or attempted surrender of the leased premises, the LESSOR shall have the right to re-take possession of the leased premises or any part thereof, and such re-taking of possession shall not constitute an acceptance of the LESSEE'S abandonment or surrender thereof. It is not intended by the provisions of this paragraph to relieve the LESSOR, in the event of such re-taking of possession of the premises, of the duty imposed upon it by law of making a reasonable effort to mitigate damages resulting from default by the LESSEE. The prompt and punctual performance by the LESSEE of the term and provisions of this lease is of the very essence of this agreement.

SUBORDINATION AND NON-DISTURBANCE: LESSEE agrees that this Lease shall be subordinate to any mortgages, now or hereafter encumbering the Complex or any part or component thereof, and to all advances made upon the security thereof. This shall be self operative and no further instrument of subordination shall be required by any mortgagee. However, the LESSEE, upon request of any party in interest, shall execute promptly such instrument or certificates to carry out the intent hereof as shall be required by the LESSOR. LESSEE shall, in the event any proceedings are brought for the foreclosure of or in the event of exercise of the power of sale under any mortgage made by the LESSOR covering the Premises or the Complex or any part thereof or to the LESSOR, certify (if such be the case) that this Lease is unmodified and is full force and effect (and if there has been modification, that the same is in full force and effect as modified and stating the modifications); that there are no defenses or offsets against the enforcement thereof or stating those claimed by the LESSEE; and stating the day to which rentals and other charges are paid. Such certificate promptly executed, shall also include such other information as may be reasonably required by mortgagee.

LESSEE shall, in the event any proceedings are brought for the foreclosure of or in the event of exercise of the power of sale under any mortgage made by the LESSOR covering the Premises, or the event of a termination of any lease under which LESSOR may hold title, attorn to the purchaser of the encumbered interest or the LESSOR as the case may be, and recognize such person as the LESSOR under this Lease. LESSEE agrees that the institution of any suit action or other proceeding by a mortgage to realize on LESSOR's interest in the Complex or as sale of LESSOR's interest in the Complex pursuant to the powers granted to a mortgage under its mortgage; shall not, by operation of law or otherwise, result in the cancellation or termination of the Lease or of the obligation of the LESSEE hereunder. LESSOR and LESSEE agree that notwithstanding that this Lease is expressly subject and subordinate to any mortgages, any mortgagee, its successors and assigns or other holder of a mortgage or a note secured thereby, LESSOR may sell the Complex in the manner provided in the mortgage and may, at the option of such mortgagee, his successors and assigns or other holder of the mortgage or the note secured thereby make such sale of the Complex subject to this Lease. The LESSEE, if adhering to all provisions of this lease, shall not be disturbed in his occupancy, if the events described in this clause occur.

BANKRUPTCY OF LESSEE; Should the LESSEE be adjudged bankrupt, or make voluntary assignment for the benefit of creditors, or if a receiver or trustee in bankruptcy be appointed for the property of LESSEE, and such receiver or trustee is not discharged within sixty (60) days after date of appointment, then the LESSOR shall have the right, at its option, of terminating the lease upon giving LESSEE thirty (30) days written notice of LESSOR'S election to exercise said option, and upon the expiration of such period of thirty (30) days this lease shall cease and terminate.

NOTICE OF NON-PAYMENT OF RENT: Notice to be given for defaults heretofore mentioned by the LESSEE does not refer to non-payment of rent. Should the LESSEE permit the rent to be in arrears and unpaid for thirty (30) days after the same shall become due and payable, then it is mutually agreed and covenanted that in such violation of the lease, the LESSOR may terminate the lease after giving written notice of non-payment of rent for an additional period of ten (10) days.

DAMAGES, ETC.: It is expressly agreed and understood by and between the parties to this agreement that the landlord shall not be liable for any damage or injury by water, which may be sustained by the said tenant or other person or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other tenant or agents, or employees, or by reason of the breakage, leakage, or obstruction of the water, sewer or soil pipes, or other leakage in or about the said building.

REMOVAL OF SPECIAL USE FIXTURES; The LESSOR agrees that LESSEE shall have the peaceable possession of the herein demised premises during the term of this lease and that all special use fixtures erected in or attached to the premises by the LESSEE may be removed by the LESSEE at the termination of this lease; provided: (a) the LESSEE shall not then be in default in the performance of any of its agreements herein, (b) that such removal shall not permanently injure the building and if area of removal is restored to LESSOR'S specifications, and (c) that the removal shall be made before the expiration of this lease or any extension thereof.

PERSONAL PROPERTY; All personal property placed or moved in the premises above described shall be at the risk of the LESSEE or owner thereof, and the LESSOR shall not be liable for any damage to said personal property, or to the LESSEE arising from the bursting or leaking of water pipes, or from any act of negligence of any co-tenant of the building or any other person whomsoever.

CONDITION OF PREMISES; LESSEE acknowledges that the premises have been received in thoroughly good order, tenable condition and repair, of which the execution of this lease and taking possession thereunder shall be conclusive evidence and that no representation as to the condition of said premises has been made by the LESSOR, and that no obligation as to the repairing, adding to, or improving said premises has been made by the LESSOR, and no oral arrangements have been entered into in consideration of making this lease, and that said lease contains a full statement of the obligations of both parties hereto.

FIRE, HURRICANE, CONDEMNATION; (a)There shall in no event attach any liability to or upon the LESSOR herein nor shall it be responsible for any damage caused by water or hurricane or for any other cause to the leased premises or to the personal property in same. In case said premises or building or any part thereof shall be destroyed or so damaged by windstorm, flood, fire or other cause as to be unfit for use, said LESSOR shall have the option to terminate this lease or to repair and rebuild the said premises, remitting the rents hereby reserved or a fair and just proportion thereof, according to the damage sustained, until the said premises are reinstated and made fit for occupancy and use, it being understood that LESSOR shall have a maximum of one hundred eighty (180) days to reinstate and make said premises fit for occupancy and use. If the whole or any part of the demised premises shall be taken or condemned by any competent authority for any public or quasi-public use or purpose by the exercise of the power of eminent domain, then and in that event the term of this lease shall cease and terminate from the date when possession of the part so taken shall be required for such purpose and without apportionment of the award. The then current rent, however, shall in such case be equitably reduced in direct proportion with the amount of floor space taken. Provided, however, that should the part taken be such as to render the balance of leased property leased unfit for use by the LESSEE, then this lease shall forthwith terminate upon the taking of physical possession by the condemnor.

(b) LESSOR has equipped the premises with hurricane shutters.

GOVERNMENT; UNDERWRITERS; COMPLIANCE; The tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations, and requirements of Federal, State and City Government and of any and all their departments and bureaus applicable to said premises, for the corrections, prevention, and abatement of nuisances or other grievances in, upon, or connected with said premises during said term: and shall also promptly comply with and execute all rules, orders, and regulations of the Southern Underwriters Association for the prevention of fires, at tenant's own cost and expense.

NO JANITOR SERVICE; It is further understood and agreed by and between the parties hereto that the LESSOR shall not be required to furnish any janitor services to or for the premises.

CHARGES; It is understood and agreed between the parties hereto that any charges against the LESSEE by the LESSOR for services or for work done on the premises by order of the LESSEE or otherwise accruing under this contract shall be considered as rent due and shall be included in any lien for rent due and unpaid.

MAINTAIN PREMISES; LESSEE hereby accepts the premises in the condition they are in at the beginning of this lease , and agree to maintain said premises in the same condition, order and repair as they are at the commencement of said term, excepting only reasonable wear and tear arising from the use thereof under this agreement, and to make good to said LESSOR immediately upon demand any damage to plumbing, electrical, air-conditioning, other equipment, other fixtures, or of the building, caused by any act or neglect of LESSEE, or of any person or persons in the employ or under the control of LESSEE. The LESSOR shall be responsible for repair of the air conditioning (**$50.00 monthly A/C fee plus sales tax**), and as long as the repair is due to normal wear and tear and not abuse by the tenant, the LESSOR is shall also be responsible for repair of the exterior doors, garage doors, electrical wiring installed at time of build-out, emergency lighting, windows and toilets. The LESSEE chall be responsible for clearing/repairing clogged toilets. The LESSEE at its own expense shall at all times keep the paved area located in front and to the rear of the leased premises broom clean and free of encumbrances, merchandise, dirt, trash and rubbish. There will be no outside storage, permanent or temporary. In the event that this condition is violated, LESSEE agrees that the LESSOR is to have the right to have any such supplies or equipment taken away and stored at a location of the LESSOR'S choice at the cost of the LESSEE and with no liability to the LESSOR. No parking will be permitted on the landscaped areas or grass.

LEASEHOLD IMPROVEMENTS: Any leasehold improvements made by the LESSEE, including air conditioning shall become the property of the LESSOR at the termination of this Lease. No leasehold improvements shall be removed from this property without prior written approval from the LESSOR.

For the purposes herein, leasehold improvements shall not include movable office furniture, equipment, records, stored goods or any other items not attached to the building.

NO RECORDING; This lease shall not be recorded by the LESSEE and if it is recorded it shall be considered null and void and shall not constitute notice to third parties, but such recording shall not relieve the LESSEE, its successors and assigns, of any obligation hereunto.

NOTICE; It is understood and agreed between the parties hereto that written notice mailed or delivered to the premises leased thereunder shall constitute sufficient notice to the LESSEE and written notice mailed or delivered to the office of the LESSOR shall constitute sufficient notice to the LESSOR, to comply with the terms of this contract.

ACCELERATION; If LESSEE shall fail to pay any month's installment of rent for a period of thirty (30) day after the same becomes due and payable then all the installments of rent for the whole term hereof shall, at the option of the LESSOR, or its assigns become due and payable upon the expiration of mailing of ten (10) days written notice of acceleration if the delinquent rent is not received by the LESSOR during said ten (10) day period.

TIME IS OF THE ESSENCE; Time of performance by the LESSEE of each and every foregoing provision and covenant herein contained is and shall be forever construed as of the very essence of this lease. This lease shall be binding upon the parties hereto, their heirs, executors, administrators, successors and assigns, respectively.

ENTIRE AGREEMENT: This Lease, together with any attached exhibits and any written addenda contains the entire agreement between the parties.

INTERPRETATION AND ENFORCEMENT: This lease shall be interpreted, governed and enforced in all respects under the laws of the State of Florida.

The undersigned hereby personally agrees to perform all of the obligations in this contract in the event Power Smoothie Cafe Franchising, Inc. does not perform these obligations.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day, month and year first above written.

Signed, Sealed and Delivered in the presence of:

[signature]	S. [signature]
Witness Name: Elvira C. Hengster	Witness Name: Sunanda Shah

LESSOR	LESSEE
By: [signature]	By: [signature]
John Biggie,	Print Name: WILLIAM J. CULLEN
Managing Partner	Title: PRESIDENT
Sawgrass Centre, LLC	Company Name: POWER SMOOTHIE CAFE
11/1/06, 2006	November 1st, 2006
	By: [signature]
	Print Name: William Cullen
	SS#: ___-__-____
	Date of Birth: __/__/__

EXHIBIT "A"
FLOOR PLAN OF LEASED SPACE

See attached drawing marked "Exhibit "A"

EXHIBIT "B"
WORK TO BE DONE IN THE PREMISES

The Landlord agrees that, subject to delays due to causes beyond the Landlord's control, it will at its own expense, do the following changes and improvements to the Premises. Tenant's layout and interior design shall be prepared by the Tenant at the Tenant's expense.

Work to be done by the LESSOR (Landlord):

- Paint the Office with Tenant's color choice
- Paint the warehouse walls white
- All lighting to be operational & warehouse lights to be raised
- Office doors: Single French Doors (15 light panels) with Colonial Casings will be installed
- Build new wall to close in bullpen area with single French Door (15 light panels) with Colonial Casing
- Clean A/C Grills throughout office

Work to be done by the LESSEE (Tenant):

- Remove carpet & install tile & re-carpet the office (Tenant will have access prior to Nov. 27th)

If the Tenant desires alterations and improvements in excess of or other than the work heretofore provided for in this Exhibit (Tenant's Additional Work), the Landlord shall do same at the Tenant's expense, provided the work shall be approved by the Landlord, which approval shall not be unreasonable withheld, and further provided that no part of the work shall be of a character which will require changes outside the Premises or will adversely affect the legality of the use of the Building or the cost of insurance for the Building.

The Tenant shall reimburse the Landlord from time to time on demand for the cost of the Tenant's Additional Work. Any amount for which the Tenant fails to reimburse the Landlord on demand shall be considered Additional Rent thereunder and the Landlord shall have the same remedies for a default in such reimbursement as for a default in the payment of Rent.

Exhibit "C"
Rules and Regulations

1. **SIGNS.** Tenant shall not inscribe any inscription or post, place, or in any manner display any sign, notice, picture, placard or advertising matter whatsoever anywhere in or about Premises at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the Premises or from public and common areas within the Premises without first obtaining Landlord's written consent thereto and Landlord shall specify the color, size, and style and material to be used.

2. **SHOWCASES.** No showcase shall be placed in front of or in the lobbies or corridors of the Premises and Landlord reserves the right to remove all showcases so placed and all signs other than those above provided for, without notice and at the expense of the tenant responsible.

3. **INSTALLATION OF SIGNS.** All exterior and interior signs must be installed by Landlord or someone designated by Landlord and the actual cost thereof shall be paid by Tenant and all such signs are so placed at the risk of Tenant.

4. **TELEPHONE CONNECTIONS.** If Tenant desires telegraphic, cable television, or telephone connections, Landlord will direct electricians where the wires are to be introduced and without such direction no boring or cutting for wires shall be permitted.

5. **SUBMISSION OF PLANS.** Tenant shall submit to Landlord for Landlord's approval, a copy of its construction and equipment layout plan prior to commencement of construction and physical occupation of the Premises. In the event that Tenant is unable to obtain Landlord's approval for said plans and layout, this Lease shall at Tenant's sole option be deemed null and void and any amounts paid by Tenant to Landlord pursuant to this Lease shall be reimbursed to Tenant without offset.

6. **NO NUISANCES.** Tenant shall not do or permit anything to be done in the Premises which will be dangerous to life, or limb, or which will tend to create a nuisance or injure the reputation of the Building's. Tenant shall not use burning fluid, camphor, alcohol, kerosene, or anything else in order to light or heat the Premises except electricity. Tenant shall not bring into the Premises or keep therein any heating or lighting apparatus other than that provided by Landlord; or install any air conditioning or air cooling apparatus without the written consent of Landlord; or in any way injure, modify, or tamper with any such apparatus in any manner in violation of the regulations of the Fire Department, or with any Insurance policy upon said building or any part thereof. Tenant shall not do or permit to be done in the Premises any activity in conflict with any of the laws, rules or regulations of any governmental agency or municipality having jurisdiction, or use the Premises for an illegal or immoral purpose. No beer, wine or intoxicating liquor shall be sold on or about the Premises without the written consent of the Landlord in each instance.

7. **PASSAGEWAYS.** The sidewalk and all passages ways shall not be obstructed by any Tenant; or used except for ingress and egress from and to the Premises.

8. **ELECTRICAL ROOMS.** The electrical rooms and other apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. Any damage resulting to them from misuse shall be born by the Tenant who shall cause it.

9. **NO DEFACING OR OFFENSIVE BUSINESS**. Tenant and its employees and guests are not to injure or deface the Building nor the woodwork, nor the walls of the Premises, nor to carry on upon the Premises any noisome, noxious, noisy or offensive business nor conduct an auction therein, nor interfere in any way with other Tenants or those having business with them.

10. **NO LODGING**. No room or rooms on or about the Premises shall be occupied or used as sleeping or lodging apartments.

11. **LOCK ALL DOORS**. Tenant shall, when leaving Premises at the close of business, or unoccupied at any time, lock all doors and windows and for any default or carelessness in this respect shall make good all injury sustained by other Tenants and by Landlord or by either of them, for damages resulting from such default or carelessness.

12. **NO ANIMALS**. No animals or birds shall be allowed in any part of the Premises or Building without the consent of the Landlord.

13. **NO ACCUMULATION OF RUBBISH**. Tenant shall not accumulate or store on or about the Premises any waste paper, discarded records, paper files, sweepings, rags, rubbish or other combustible matter other than the normal accumulation needed to conduct the Permitted Use of the Premises. Nothing shall be thrown by Tenant, its employees or guests, out of the windows or doors or down the passages or skylights or over balcony rails of the Building or in the parking areas.

14. **EXCLUSION OF PEACE DISTURBERS**. Landlord reserves the right to exclude from the Premises or Building all drunken persons, idlers, diseased persons, peddlers, solicitors, persons of a general character or conduct so as to create a disturbance, and persons entering in crowds or in such unusual numbers as to cause inconvenience to Tenants of the Building.

15. **CHANGES TO RULES**. Landlord reserves the right to change these rules and to make such other and further reasonable rules and regulations either as it affects one or all Tenants as in its judgment may from time to time be needed for the safety, care and cleanliness of the Premises, for the preservation of good order therein or for any other cause. When such changes are made such modified or new rules shall be deemed part hereof with the same effect as if written herein, when a copy shall have been delivered to Tenant or left with some person in charge of the Premises.

16. **NO LIVE CHRISTMAS TREES**. No live or fresh cut Christmas trees are permitted on or about the Premises.

17. **NO PICNICS**. No outside picnics or barbecues are permitted without the prior written consent of the Landlord.

18. **NO OUTSIDE STORAGE**. No outside storage of any kind is permitted.